UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2009

Coroware, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	000-33231	95-4868120
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification Number)

4056 148th Avenue NE

Redmond, Washington 98052

 (Address of principal executive offices)

(800) 641-2676

 (Registrant's telephone number, including area code)

Copies to:

Stephen M. Fleming, Esq.

Law Offices of Stephen M. Fleming PLLC

110 Wall Street, 11th Floor

New York, New York 10005

Phone: (516) 833-5034

Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition

On August 24, 2009, Coroware, Inc. ("Coroware") issued a press release attached hereto as Exhibit 99.1, which press release contains financial information about Coroware’s second fiscal quarter ended June 30, 2009.  The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01

Financial Statements and Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated August 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COROWARE, INC.

Date: August 24, 2009	/s/ LLOYD SPENCER
Lloyd Spencer CEO and Interim CFO

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